EXHIBIT 99.1

MONTHLY OPERATING REPORT                  DEBTOR:                       PSC INC.
                                                          ----------------------

                                          CASE #:                 02-15876 (SMB)
                                                            JOINTLY ADMINISTERED
                                                          ----------------------
                                REPORTING PERIOD:                      MAY, 2003
                                                          ----------------------

Monthly Operating Report Prepared By Debtor

                                                               -----------------
TABLE OF CONTENTS                                                 Form Number
                                                               -----------------

   Statement of Operations                                           MOR 1
   Balance Sheet                                                     MOR 2
   Cashflow Statement                                                MOR 3
   Schedule of Cash Receipts and Disbursements                       MOR 4
   Schedule of Cash Receipts and Disbursements - Detailed Report     MOR 4-A
   Schedule of Accounts Payable                                      MOR 5
   Status of Post-Petition Taxes
                Sales Tax                                            MOR 6
                Payroll Taxes                                        MOR 7
                Property Taxes                                       MOR 8
                Income Taxes                                         MOR 9
   Accounts Receivable                                               MOR 10
   Debtor Questionnaire And Insurance Certification                  MOR 11
   Notes To Financials                                               MOR 12


   Debtor:             PSC Inc.                         02-15876 (SMB)
                       PSC Scanning, Inc.               02-15877 (SMB)

   Address:            111 SW Fifth Avenue, Suite 4100
                       Portland, OR  97204

   Debtors Attorneys:  Schulte Roth & Zabel LLP
                       919 Third Avenue
                       New York, NY   10022

   CERTIFICATION:
   The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

    /s/ PAUL M. BROWN                      6-__-2003
   -------------------------------------   -------------------------------------
   Signature of Authorized Individual      Date

                                           Vice President and Chief
   Paul M. Brown                           Financial Officer
   -------------------------------------   -------------------------------------
   Printed Name of Authorized Individual   Title of Authorized Individual

   Indicated if this is an amended statement                         -----------
   by checking here:                           AMENDED STATEMENT:
                                                                     -----------

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MAY 2003
$ AMOUNTS IN THOUSANDS

                                                    -------------- ------------- ----------- ----------- ------------- -------------
                                                      UNAUDITED      UNAUDITED    UNAUDITED   UNAUDITED    UNAUDITED     UNAUDITED
                                                    -------------- ------------- ----------- ----------- ------------- -------------
                                                     DECEMBER 31,   JANUARY 24,  FEBRUARY 21,  MARCH 28,   APRIL 25,      MAY 25,
Consolidated Statement of Operations (MOR-1) (a),(b)    2002          2003         2003          2003        2003          2003
                                                    -------------- ------------- ----------- ----------- ------------- -------------
Sales to third parties                                   $ 15,529      $ 11,523    $ 13,587    $ 17,557      $ 13,013      $ 10,187

Cost of Sales                                              11,261         7,172       8,376      11,303         8,167         6,995
                                                    -------------- ------------- ----------- ----------- ------------- -------------

    GROSS PROFIT                                            4,268         4,351       5,211       6,254         4,846         3,192
                                                    -------------- ------------- ----------- ----------- ------------- -------------

Operating Expenses
    Sales & Marketing                                       3,526         2,382       2,722       2,949         2,538         2,662
    Engineering, R&D                                        1,089         1,058         753       1,093           929           988
    General & Administrative                                1,304           804         888       1,038         1,107           957
    Severance & Other Costs                                  (202)            -           -           -             -             -
    MIP & Profit Sharing                                        -             -         172         346           113            (7)
    Debt Restructuring Fees                                   450           503         499         291         1,367           263
    Foreign Curr. (Gain) Loss                                (212)         (114)         45          (9)         (162)         (417)
    Write-off of Debt Discount                                  -           732           -           -
    Write-off of Goodwill                                       -           633           -           -
                                                    -------------- ------------- ----------- ----------- ------------- -------------
        Total Operating Expenses                            5,955         5,998       5,079       5,708         5,892         4,446

    OPERATING PROFIT (LOSS)                                (1,687)       (1,647)        132         546        (1,046)       (1,254)
                                                    -------------- ------------- ----------- ----------- ------------- -------------

Other (Income) Expense
    Other (Income) Expense                                 (1,788)          (26)         51          58            (6)          (18)
    Interest Expense                                           77            30          18         (13)           (5)            9
                                                    -------------- ------------- ----------- ----------- ------------- -------------

       Other (Income) Expense                              (1,711)            4          69          45           (11)           (9)
                                                    -------------- ------------- ----------- ----------- ------------- -------------

INCOME (LOSS) BEFORE TAXES                                     24        (1,651)         63         501        (1,035)       (1,245)

Tax Provision (Benefit)                                       338            (2)        129          49           164           60
                                                    -------------- ------------- ----------- ----------- ------------- -------------

NET INCOME (LOSS)                                          $ (314)     $ (1,649)      $ (66)      $ 452      $ (1,199)     $ (1,305)
                                                    ============== ============= =========== =========== ============= =============

Notes:
(a) This Statement of Operations is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is from April 26, 2003 to May 23, 2003.

                                                                 Schedule: MOR-1

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003
$ Amounts in thousands

                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
                                              UNAUDITED   UNAUDITED  UNAUDITED   UNAUDITED  UNAUDITED  UNAUDITED  UNAUDITED
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
Consolidated Balance Sheet (MOR-2)             11/22/02
                                       (a) (Petition Date) 12/31/02   01/24/03    02/21/03   03/28/03   04/25/03   05/23/03
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
ASSETS
------------------------------------------
CURRENT ASSETS
    Cash and cash equivalents                     2,328      3,308      3,733       4,099      2,971      2,559      4,014
    Accounts Receivable - net                    29,643     29,012     30,182      30,625     30,656     32,390     30,077
    Inventories - net                            22,891     20,121     19,289      19,097     18,672     19,824     20,418
    Prepaid Expenses and Other                    2,832      3,960      4,738       4,643      4,576      4,183      4,303
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         Total current assets                    57,694     56,401     57,942      58,464     56,875     58,956     58,812
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------

PROPERTY, PLANT AND EQUIPMENT
    Land                                              -          -          -           -          -          -          -
    Buildings & Improvements                         29         54        559         551        551        562        594
    Office Furniture                             13,966     14,117     14,153      14,245     14,559     15,073     15,307
    Production Equipment                         17,629     17,719     17,852      17,921     17,985     18,065     18,445
    Leasehold Improvements                          921        926        929         930        931        939        952
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         Total property, plant and equipment     32,545     32,816     33,493      33,647     34,026     34,639     35,298
    Less:  Accumulated Depreciation             (23,961)   (24,337)   (25,264)    (25,523)   (25,632)   (25,900)   (26,243)
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         NET PROPERTY, PLANT AND EQUIPMENT        8,584      8,479      8,229       8,124      8,394      8,739      9,055
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------

OTHER ASSETS
    Intangibles from Acquisitions                   102         50          -           -          -          -
    Other Intangibles                            14,751     15,119     14,401      14,509     15,161     15,337     15,421
    Other Assets                                   (358)        86        227         178        178        177        180
    Less:  Accumulated amortization              (5,593)    (5,742)    (5,909)     (6,070)    (6,232)    (6,393)    (6,555)
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         Total other assets                       8,902      9,513      8,719       8,617      9,107      9,121      9,046
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------

TOTAL ASSETS                                     75,180     74,393     74,890      75,205     74,376     76,816     76,913
                                              ==========  =========  =========   =========  =========  =========  =========










                                                                 Schedule: MOR-2

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003
$ Amounts in thousands

                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
                                              UNAUDITED   UNAUDITED  UNAUDITED   UNAUDITED  UNAUDITED  UNAUDITED  UNAUDITED
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
Consolidated Balance Sheet (MOR-2)             11/22/02
                                       (a) (Petition Date) 12/31/02   01/24/03    02/21/03   03/28/03   04/25/03   05/23/03
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------

LIABILITIES & SHAREHOLDERS' EQUITY
------------------------------------------
LIABILITIES (POST-PETITION)
------------------------------------------
CURRENT LIABILITIES
    DIP Financing Arrangement                         -      4,000      4,000       2,500        500        500      1,000
    Accounts Payable                                  -      4,945      6,004      10,661     12,446     14,647     14,786
    Note Payable                                      -          -          -           -          -          -
    Accrued Expenses                                  -        151      2,144       2,641      3,111      3,069      3,326
    Accrued Interest                                  -         11         39          28         40         40         46
    Deferred Revenue                                  -        131        144         217        248        432        715
    Accrued Warranty                                  -        138        297         384        505        573        637
    Accrued Taxes/VAT                                 -         19       (172)       (151)       345        564        540
    Accrued Royalties                                 -        535        855       1,268      1,385      1,866        906
    Accrued Payroll and Commissions                   -        947      2,963       2,614      2,314      2,513      2,763
    Accr. Acq. Related Restructuring Costs            -        550          -           -          -          -
    Intercompany payable (receivable)                 -        170       (248)       (177)       (54)        (3)        (5)
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         TOTAL CURRENT LIABILITIES                    -     11,597     16,026      19,985     20,840     24,201     24,714
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
LONG-TERM LIABILITIES
    Deferred Revenue                                  -          -         29          34         42         44         45
    LT Warranty Accrual                               -        110        172         261        372        443        500
    Other LT Liabilities (includes warrants)          -          -        160         156        162        158        174
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         TOTAL LONG-TERM LIABILITIES                  -        110        361         451        576        645        719
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
TOTAL LIABILITIES (POST-PETITION)                     -     11,707     16,387      20,436     21,416     24,846     25,433
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
LIABILITIES (PRE-PETITION)
------------------------------------------
CURRENT LIABILITIES
    Secured debt                                 93,462     93,462     93,462      93,462     93,462     93,462     93,462
    Priority debt                                29,268     29,268     30,000      30,000     30,000     30,000     30,000
    Note Payable                                  1,651      1,651      1,651       1,651      1,651      1,651      1,651
    Accounts Payable                             17,226      8,463      6,675       3,539      2,411      2,672      2,927
    Accrued Expenses                              8,543      6,956      5,977       5,827      5,378      4,893      4,810
    Accrued Interest                             14,128     13,927     13,928      13,928     13,928     13,928     13,928
    Deferred Revenue                                884        560        615         561        515        496        459
    Accrued Warranty                              1,519      1,387      1,239       1,192      1,132      1,092      1,025
    Accrued Taxes/VAT                              (457)         -         12           6          6          6          -
    Accrued Royalties                             1,637        716        716         716         28         28         28
    Accrued Payroll and Commissions               2,983      1,639        539         461        637        493        426
    Accr. Acq. Related Restructuring Costs            -          -          -           -          -          -          -
    Intercompany payable (receivable)                 -          -          -           -          -          -          -
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         TOTAL CURRENT LIABILITIES              170,844    158,029    154,814     151,343    149,148    148,721    148,716
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------

                                                     Schedule: MOR-2 (continued)

LONG-TERM LIABILITIES
    Deferred Revenue                                550        555        523         501        478        529        508
    LT Warranty Accrual                           1,557      1,497      1,441       1,383      1,326      1,270      1,214
    Other LT Liabilities (includes warrants)        489        495        333         330        328        325        322
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         TOTAL LONG-TERM LIABILITIES              2,596      2,547      2,297       2,214      2,132      2,124      2,044
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
TOTAL LIABILITIES (PRE-PETITION)                173,440    160,576    157,111     153,557    151,280    150,845    150,760
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
TOTAL LIABILITIES                               173,440    172,283    173,498     173,993    172,696    175,691    176,193
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------

SHAREHOLDERS' EQUITY
    Preferred Stock                                   1          1          1           1          1          1          1
    Common Shares                                   129        129        129         129        129        129        129
    Additional Paid-in Capital                   73,078     73,078     73,078      73,078     73,078     73,078     73,078
    Cumulative Translation Adjustment            (3,277)    (2,593)    (1,662)     (1,776)    (1,760)    (1,116)      (216)
    Retained earnings - prepetition            (166,834)  (166,834)  (166,834)   (166,834)  (166,834)  (166,834)  (166,834)
    Retained earnings - postpetition                  -       (314)    (1,963)     (2,029)    (1,577)    (2,776)    (4,081)
    Less:  Treasury Shares                       (1,357)    (1,357)    (1,357)     (1,357)    (1,357)    (1,357)    (1,357)
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
         TOTAL SHAREHOLDERS' EQUITY             (98,260)   (97,890)   (98,608)    (98,788)   (98,320)   (98,875)   (99,280)
                                              ----------  ---------  ---------   ---------  ---------  ---------  ---------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       75,180     74,393     74,890      75,205     74,376     76,816     76,913
                                              ==========  =========  =========   =========  =========  =========  =========

(a) The Consolidated Balance Sheet is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.





























                                                     Schedule: MOR-2 (continued)

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003

                                                            ----------- ----------- ----------- ----------- ----------- -----------
$ Amounts in thousands                                       UNAUDITED   UNAUDITED   UNAUDITED   UNAUDITED   UNAUDITED   UNAUDITED
                                                            ----------- ----------- ----------- ----------- ----------- -----------
CONSOLIDATED STATEMENT OF CASHFLOWS (MOR-3)           (a),(b)12/31/02    01/24/02    02/21/03    03/28/03    04/25/03    05/23/03
                                                            ----------- ----------- ----------- ----------- ----------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)                                                 (314)     (1,649)        (66)        452      (1,199)     (1,305)
    Adjustments to reconcile net income to net cash:
       Depreciation                                                348         472         493         470         424         435
       Amortization                                                 95           -           -           -           -           -
       Change in fair value of warrants                              -         (10)          -           -           -           -
(INCREASE) DECREASE IN ASSETS:
    Accounts receivable                                            631      (1,170)       (443)        (31)     (1,734)      2,313
    Inventories                                                  2,770         832         192         425      (1,152)       (594)
    Prepaid expenses and other                                  (1,124)       (778)         91          63         389        (120)
INCREASE (DECREASE) IN LIABILITIES:
    Accounts payable                                            (6,450)        (42)      1,769       2,704       2,066         394
    Accrued expenses                                             1,771      (2,111)        630      (1,900)      1,006      (1,169)
    Accrued payroll & commissions                                 (351)        916        (427)       (124)         55         183
    Other Long-term liabilities                                   (132)         79          26          28        (128)        594
                                                            ----------- ----------- ----------- ----------- ----------- -----------
       Net Cash Provided by/(Used in) Operating Activities      (2,756)     (3,461)      2,265       2,087        (273)        731
                                                            ----------- ----------- ----------- ----------- ----------- -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures, net                                     (243)        (61)       (227)       (580)       (607)       (590)
    Proceeds from sale of assets                                     -           -           -           -           -           -
    Write-off of goodwill                                            -         633           -           -           -           -
    Write-off of discount related to sub-debt                        -       2,383           -           -           -           -
    Addition to intangible assets & other long-term assets, net   (706)          -         (58)       (651)       (176)        (86)
                                                            ----------- ----------- ----------- ----------- ----------- -----------
       Net Cash Provided by/(Used in) Investing Activities        (949)      2,955        (285)     (1,231)       (783)       (676)
                                                            ----------- ----------- ----------- ----------- ----------- -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Additions to Debtor-In-Possession Financing Arrangement      4,000           -      (1,500)     (2,000)          -         500
    Additions (Payments) of long-term debt                           1           -           -           -           -           -
                                                            ----------- ----------- ----------- ----------- ----------- -----------
       Net Cash Provided by/(Used in) Financing Activities       4,001           -      (1,500)     (2,000)          -         500
                                                            ----------- ----------- ----------- ----------- ----------- -----------

Effect of Exchange Rate Changes on Cash & Cash Equivalents         684         931        (114)         16         644         900
                                                            ----------- ----------- ----------- ----------- ----------- -----------

Net Increase (Decrease) in Cash & Cash Equivalents                 980         425         366      (1,128)       (412)      1,455
CASH AND CASH EQUIVALENTS, beginning of period                   2,328       3,308       3,733       4,099       2,971       2,559
                                                            ----------- ----------- ----------- ----------- ----------- -----------
CASH AND CASH EQUIVALENTS, end of period                         3,308       3,733       4,099       2,971       2,559       4,014
                                                            =========== =========== =========== =========== =========== ===========

Notes:
(a) This Statement of Cashflows is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is from April 26, 2003 to May 23, 2003.

                                                                 Schedule: MOR-3

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MAY 2003
$ AMOUNTS IN THOUSANDS

                                                         ----------- ----------- ----------- ----------- ----------- -----------
                                                          UNAUDITED   UNAUDITED   UNAUDITED   UNAUDITED   UNAUDITED   UNAUDITED
                                                         ----------- ----------- ----------- ----------- ----------- -----------
SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4)(a),(b)   12/31/02    01/24/03    02/21/03    03/28/03    04/25/03    05/23/03
                                                         ----------- ----------- ----------- ----------- ----------- -----------
Cash Receipts
----------------------------------------------------
Accounts Receivable Collections                              10,394       7,780       7,263      10,057       7,043       6,995
Cash Repatriations From International Subsidiaries            3,681       3,176       4,350       6,144       2,730       5,022
Additions (Reductions) to Post-Petition Debt                  4,000           -      (1,500)     (2,000)          -         500
Other Cash Receipts                                               -
                                                         ----------- ----------- ----------- ----------- ----------- -----------
   Total Cash Receipts                                       18,075      10,956      10,113      14,201       9,773      12,517
                                                         ----------- ----------- ----------- ----------- ----------- -----------

OPERATING DISBURSEMENTS                             (c)
----------------------------------------------------
Payroll and Payroll Taxes                                     2,638       2,454       2,984       4,137       2,597       2,624
Accounts Payable And Accrued Liabilities                     11,774       6,662       6,393       7,960       6,846       8,041
Consulting and Professionals In The Normal Course               201         125           8         670         317         357
Royalty Payments                                                921          30          20       1,198           -           -
Director & Officer Liability Insurance Payments                 307         600           -           -           -           -
Rents                                                           221           -           -           -           -           -
Capital Expenditures                                            468         185         148         328         707         651
DIP Interest                                                                 11          30          24           -           -
                                                         ----------- ----------- ----------- ----------- ----------- -----------
TOTAL OPERATING DISBURSEMENTS                                16,530      10,067       9,583      14,317      10,467      11,673
                                                         ----------- ----------- ----------- ----------- ----------- -----------

BANKRUPTCY-RELATED FEES AND EXPENSES
----------------------------------------------------
Payments To Professionals                                         -           -         189         484         320          32
US Trustee Fees                                                   -           -          10           -          10          18
Court Costs                                                       -           -           -           -           -           -
Other Costs                                                       -           -           -           -           -           -
                                                         ----------- ----------- ----------- ----------- ----------- -----------
TOTAL BANKRUPTCY-RELATED FEES AND EXPENSES                        -           -         199         484         330          50
                                                         ----------- ----------- ----------- ----------- ----------- -----------
TOTAL CASH DISBURSEMENTS                                     16,530      10,067       9,782      14,801      10,797      11,723
                                                         ----------- ----------- ----------- ----------- ----------- -----------

Net Change In Cash                                            1,545         889         331        (600)     (1,024)        794
Beginning Cash Balance, US Bank Accounts                       (282)      1,263       2,152       2,483       1,883         859
                                                         ----------- ----------- ----------- ----------- ----------- -----------
ENDING CASH BALANCE, US BANK ACCOUNTS                         1,263       2,152       2,483       1,883         859       1,653
                                                         =========== =========== =========== =========== =========== ===========
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                       1,263       2,152       2,483       1,883         859       1,653
Cash - International Bank Accounts (Not In Chapter 11)        2,045       1,581       1,616       1,088       1,700       2,361
                                                         ----------- ----------- ----------- ----------- ----------- -----------
TOTAL CASH PER BALANCE SHEET                                  3,308       3,733       4,099       2,971       2,559       4,014
                                                         =========== =========== =========== =========== =========== ===========


(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is April 26, 2003 to May 23, 2003.

(c) Includes payment of Court-approved Pre-Petition items.

                                                                 Schedule: MOR-4

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003
$ Amounts in thousands

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4A)(a), (b)
PAGE 1 OF 2

                                     -------- ------------ --------- -------- ------------ ---------
                                     PSC Inc. PSC Scanning  TOTAL    PSC Inc. PSC Scanning   TOTAL
                                      Only      Only       UNAUDITED  Only      Only       UNAUDITED
                                     -------- ------------ --------- -------- ------------ ---------
                                     01/24/03   01/24/03   01/24/03  02/21/03   02/21/03    02/21/03
                                     -------- ------------ --------- -------- ------------ ---------
Cash Receipts
-------------------------------------
Accounts Receivable Collections           -       7,780     7,780          -       7,263      7,263
Cash Repatriations From
  International Subsidiaries              -       3,176     3,176          -       4,350      4,350
Additions (Reductions) to
  Post-Petition Debt                      -           -         -          -      (1,500)    (1,500)
Other Cash Receipts                       -           -         -          -           -          -
                                     -------- ------------ --------- -------- ------------ ---------
   Total Cash Receipts                    -      10,956    10,956          -      10,113     10,113
                                     -------- ------------ --------- -------- ------------ ---------
OPERATING DISBURSEMENTS      (c)
-------------------------------------
Payroll and Payroll Taxes                87       2,367     2,454        110       2,874      2,984
Accounts Payable And Accrued
  Liabilities                            46       6,599     6,662        515       5,861      6,393
Consulting and Professionals
  In The Normal Course                   25         100       125          8           -          8
Royalty Payments                          -          30        30          -          20         20
Director & Officer Liability
  Insurance Payments                    600           -       600          -           -          -
Rents                                    17           -         -         17           -          -
Capital Expenditures                      -         185       185          -         148        148
DIP Interest                                         11        11                     30         30
                                     -------- ------------ --------- -------- ------------ ---------
TOTAL OPERATING DISBURSEMENTS           775       9,281    10,067        650       8,903      9,583
                                     -------- ------------ --------- -------- ------------ ---------

BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------
Payments To Professionals                                         -                             189
US Trustee Fees                                                   -                              10
Court Costs                                                       -                               -
Other Costs                                                       -                               -
                                                           ---------                       ---------
TOTAL BANKRUPTCY-RELATED FEES
  AND EXPENSES                                                    -                             199
                                                           ---------                       ---------
TOTAL CASH DISBURSEMENTS                                     10,067                           9,782
                                                           ---------                       ---------

Net Change In Cash                                              889                             331
Beginning Cash Balance,
  US Bank Accounts                                            1,263                           2,152
                                                           ---------                       ---------
ENDING CASH BALANCE, US BANK ACCOUNTS                         2,152                           2,483
                                                           =========                       =========
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                       2,152                           2,483
Cash - International Bank Accounts
(Not In Chapter 11)                                           1,581                           1,616
                                                           ---------                       ---------
TOTAL CASH PER BALANCE SHEET                                  3,733                           4,099
                                                           =========                       =========

                          Table continued on next page
                                                                Schedule: MOR-4A

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003
$ Amounts in thousands

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4A)(a), (b)
PAGE 2 OF 2

                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
                                     PSC Inc. PSC Scanning  TOTAL    PSC Inc. PSC Scanning   TOTAL   PSC Inc. PSC Scanning   TOTAL
                                      Only      Only       UNAUDITED  Only      Only       UNAUDITED  Only      Only       UNAUDITED
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
                                     03/28/03   03/28/03   03/28/03  04/25/03   04/25/03   04/25/03  05/23/03   05/23/03    05/23/03
Cash Receipts                        -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
-------------------------------------
Accounts Receivable Collections
Cash Repatriations From                     -      10,057    10,057        -        7,043     7,043        -        6,995     6,995
  International Subsidiaries
Additions (Reductions) to                   -       6,144     6,144        -        2,730     2,730        -        5,040     5,022
  Post-Petition Debt
Other Cash Receipts                         -      (2,000)   (2,000)       -            -         -        -          500       500
                                            -           -         -        -            -         -        -            -         -
   Total Cash Receipts               -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
                                            -      14,201    14,201        -        9,773     9,773        -       12,535    12,517
OPERATING DISBURSEMENTS      (c)     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
-------------------------------------
Payroll and Payroll Taxes
Accounts Payable And Accrued              151       3,986     4,137      123        2,474     2,597      135        2,489     2,624
  Liabilities
Consulting and Professionals              291       7,669     7,960      301        6,545     6,846      122        7,919     8,041
  In The Normal Course
Royalty Payments                           37         633       670       17          300       317       96          261       357
Director & Officer Liability                -       1,198     1,198        -            -         -        -            -         -
  Insurance Payments
Rents                                       -           -         -        -            -         -        -            -         -
Capital Expenditures                        -           -         -        -            -         -        -            -         -
DIP Interest                                -         328       328        -          707       707        -          651       651
                                                       24        24        -            -         -                     -         -
TOTAL OPERATING DISBURSEMENTS        -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
                                          479      13,814    14,317      441       10,026    10,467      353       11,320    11,673
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------
Payments To Professionals                                       484                             320                              32
US Trustee Fees                                                   -                              10                              18
Court Costs                                                       -                               -                               -
Other Costs                                                       -                               -                               -
                                                           ---------                       ---------                       ---------
TOTAL BANKRUPTCY-RELATED FEES
  AND EXPENSES                                                  484                             330                              50
                                                           ---------                       ---------                       ---------
TOTAL CASH DISBURSEMENTS                                     14,801                          10,797                          11,723
                                                           ---------                       ---------                       ---------

Net Change In Cash                                             (600)                         (1,024)                            794
Beginning Cash Balance,
  US Bank Accounts                                            2,483                           1,883                             859
                                                           ---------                       ---------                       ---------
ENDING CASH BALANCE, US BANK ACCOUNTS                         1,883                             859                           1,653
                                                           =========                       =========                       =========
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                       1,883                             859                           1,653
Cash - International Bank Accounts
(Not In Chapter 11)                                           1,088                           1,700                           2,361
                                                           ---------                       ---------                       ---------
TOTAL CASH PER BALANCE SHEET                                  2,971                           2,559                           4,014
                                                           =========                       =========                       =========

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The May reporting period is April 26, 2003 to May 23,2003.

(c)  Includes payment of Court-approved Pre-Petition items.

                                                    Schedule: MOR-4A (continued)

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003
$ Amounts in thousands

                                                    -----------------------------------------------------------------------------
                                                     UNAUDITED    UNAUDITED    UNAUDITED    UNAUDITED    UNAUDITED    UNAUDITED
                                                    ------------ ------------ ------------ ------------ ------------ ------------

SCHEDULE OF ACCOUNTS PAYABLE (MOR-5)                  12/31/02     01/24/03     02/21/03     03/28/03     04/25/03     05/23/03
                                                    ------------ ------------ ------------ ------------ ------------ ------------
Trade Accounts Payable
US Pre-Petition Accounts Payable                          7,870        6,675        3,539        2,411        2,672        2,927
US Post-Petition Accounts Payable                         4,945        5,551        9,973       11,549       13,958       14,147
Foreign Subsidiary Accounts Payable                         593          453          688          897          689          639
                                                    ------------ ------------ ------------ ------------ ------------ ------------
             TOTAL CONSOLIDATED ACCOUNTS PAYABLE         13,408       12,679       14,200       14,857       17,319       17,713
                                                    ============ ============ ============ ============ ============ ============



                                                    ------------ ------------ ------------ ------------ ------------ ------------
                                                     Payable      Payable      Payable      Payable      Payable      Payable
INTERCOMPANY TRADE ACCOUNTS                      (a)(Receivable) (Receivable) (Receivable) (Receivable) (Receivable) (Receivable)
                                                    ------------ ------------ ------------ ------------ ------------ ------------
                     PSC Inc.  (debtor)                   9,715       14,012       15,554       16,719       16,338       18,415
                     PSC Scanning, Inc  (debtor)        (19,765)     (21,708)     (23,713)     (24,221)     (25,985)     (27,063)
                     PSC UK                                (233)        (337)        (150)          92          226          345
                     PSC France                             686          623          843          489        1,175        1,069
                     PSC Italy                            2,551        2,713        2,510        2,809        2,936        2,871
                     PSC Germany                          3,559        3,594        4,157        4,257        4,744        4,174
                     PSC Australia                           10         (138)        (190)        (473)        (406)        (329)
                     PSC Japan                              268          287           40         (165)         331          224
                     Consolidation Eliminations           3,209          954          949          493          641          294
                                                    ------------ ------------ ------------ ------------ ------------ ------------
             TOTAL INTERCOMPANY TRADE ACCOUNTS                -            -            -            -            -            -
                                                    ============ ============ ============ ============ ============ ============





Note:

(a) All cash flows within subsidiaries flow from the foreign subsidiaries to the domestic debtors. There are no cash disbursements from the debtors to non-debtor subsidiaries.









                                                                 Schedule: MOR-5

PSC INC.
CASE #:   02-15876 (SMB)                                         ---------------
REPORTING PERIOD:   MAY 2003                                        UNAUDITED
                                                                 ---------------
SCHEDULE OF SALES AND USE TAXES (MOR-6)

                           --------------------------------------------------------------------------------------------------------
                              GROSS                              SALES & USE TAX LIABILITY
                           TAXABLE SALES
                           -------------  ---------- ----------- ------------- ------- ------------- --------- --------- ----------
JURISDICTION                               04/25/03   COLLECTED   ADJUSTMENTS  CREDITS     TOTAL      PAYMENTS  PAYMENT   05/23/03
--------------------------   05/23/03      BALANCE                                      COLLECTIONS     MADE     DATE      BALANCE
                           -------------  ---------- ----------- ------------- ------- ------------- --------- --------- ----------
Canada                                       (4,036)     1,842        (4,038)                (2,196)                       (6,232)
Arkansas                         (5,304)        767        309          (311)                    (1)     (457)  5/16/03       309
Arizona                          (7,937)     (2,953)       555         6,505                  7,060    (3,552)  5/16/03       555
California                      (35,690)      5,426      2,817        (1,550)                 1,267    (3,876)  5/19/03     2,817
Colorado                         (1,192)        220         39          (197)                  (158)      (23)  5/15/03        39
Florida                         (10,660)      3,260        733        (1,671)  (1,018)       (1,956)     (571)  5/19/03       733
Georgia                         (43,410)      6,900      2,210        (4,272)                (2,062)   (2,628)  5/16/03     2,210
Hawaii/adj to be made                 -         (44)                      22                     22                           (22)
Illinois                         (1,158)      1,023         72          (704)                  (632)     (319)  5/16/03        73
Indiana                         129,760     (16,699)       642         8,246                  8,888                        (7,811)
Louisiana/adj to be made              -         (12)                       6                      6                            (6)
Massachusetts                    (8,796)       (819)       440           446    1,018         1,904      (645)  5/16/03       440
Maryland                         (1,792)      2,376         89        (2,301)                (2,212)                          164
Michigan                         (3,348)        801        199          (170)      46            75      (677)   5/9/03       199
Minnesota                        (5,575)      1,146        361          (457)     (46)         (142)                        1,004
Minnesota/adj to be made              -       2,610                   (1,305)                (1,305)                        1,305
North Carolina                  (79,086)      1,963      5,931          (225)                 5,706    (1,738)   5/9/03     5,930
New Jersey                       67,988      (9,628)       504         5,129                  5,633                        (3,995)
New York                        (39,359)      2,788      3,008          (795)                 2,213    (1,993)  5/16/03     3,008
Ohio                             (3,019)      4,976        182        (3,003)                (2,821)   (1,973)  5/16/03       182
Oklahoma                         16,235         739        (28)         (754)                  (782)                          (42)
Pennsylvania                    (18,040)      1,166      1,082          (291)                   791      (875)  5/16/03     1,082
Tennessee                       (68,241)        919      6,290         1,125                  7,415    (2,044)  5/16/03     6,290
Texas                           (30,322)      3,736      2,476        (1,444)                 1,032    (2,292)  5/16/03     2,476
Virginia                            (67)        321          3          (291)                  (288)                           33
Washington                      (11,127)        319        911          (218)                   693      (101)                910
Misc Adjustments                                112                      (52)                   (52)                           60

                           -------------  ---------- ----------- ------------- ------- ------------- --------- --------- ----------
Total                          (160,141)      7,376     30,666                      -        28,097   (23,764)             11,710
                           =============  ========== =========== ============= ======= ============= =========           ==========




(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is April 26, 2003 to May 23, 2003.


                                                                 Schedule: MOR-6

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   MAY 2003                                           UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 1 OF 3

                 ---------------------------------------------------------------- ------------------------------
                                      GROSS SALARY/WAGES PAID                        GROSS SALARY/WAGES PAID
                 -------------- --------------- ---------- ---------- ----------- ------------------------------
  Jurisdiction    PRE 11/22/02   POST 11/22/02   12/20/02   12/24/02     Total     1/03/03   1/17/03    Total
---------------- -------------- --------------- ---------- ---------- ----------- --------- --------- ----------
                       109,855       1,139,482   1,298,464    247,068  2,794,869  1,097,614 1,111,575  2,209,189
 Federal                     -               -           -                                -         -          -
 EIC                         -               -           -                                -         -          -
 Social Security             -               -           -                                -         -          -
 Medicare                    -               -           -                                -         -          -
 FUTA                        -               -           -                                -         -          -
 California                  -               -           -                                -         -          -
 Colorado                    -               -           -                                -         -          -
 Florida                     -               -           -                                -         -          -
 Georgia                     -               -           -                                -         -          -
 Indiana                     -               -           -                                -         -          -
 Massachusetts               -               -           -                                -         -          -
 Maryland                    -               -           -                                -         -          -
 North Carolina              -               -           -                                -         -          -
 New Jersey                  -               -           -                                -         -          -
 Nevada                      -               -           -                                -         -          -
 New York                    -               -           -                                -         -          -
 Ohio                        -               -           -                                -         -          -
 Oregon                      -               -           -                                -         -          -
 Pennslyvania                -               -           -                                -         -          -
 Texas                       -               -           -                                -         -          -
 Utah                        -               -           -                                -         -          -
 Washington                  -               -           -                                -         -          -
 Canada                    528           5,113       6,714                12,355      5,575     5,335     10,910

                 ------------------------------------------------------------------------------------------------
 Total                 110,383       1,144,595   1,305,178    247,068  2,807,224  1,103,189 1,116,910  2,220,100
                 ================================================================================================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.









                                                                 Schedule: MOR-7

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   MAY  2003                                          UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 2 OF 3

                ------------------------------ ---------------------------------------- ------------------------------
                   GROSS SALARY/WAGES PAID        GROSS SALARY/WAGES PAID                   GROSS SALARY/WAGES PAID
                ------------------------------ ---------------------------------------- ------------------------------
JURISDICTION     1/31/03   2/14/03    Total     2/28/03   3/14/03   3/28/03    Total     5/09/03   5/23/03    Total
-------------   --------- --------- ---------- --------- --------- --------- ---------- --------- --------- ----------
                1,434,077 1,209,453  2,643,529 1,140,528 1,411,400 1,155,911  3,707,839 1,434,077 1,209,453  2,643,529
                        -         -          -         -         -         -          -         -         -          -
 Federal                -         -          -         -         -         -          -         -         -          -
 EIC                    -         -          -         -         -         -          -         -         -          -
 Social Security        -         -          -         -         -         -          -         -         -          -
 Medicare               -         -          -         -         -         -          -         -         -          -
 FUTA                   -         -          -         -         -         -          -         -         -          -
 California             -         -          -         -         -         -          -         -         -          -
 Colorado               -         -          -         -         -         -          -         -         -          -
 Florida                -         -          -         -         -         -          -         -         -          -
 Georgia                -         -          -         -         -         -          -         -         -          -
 Indiana                -         -          -         -         -         -          -         -         -          -
 Massachusetts          -         -          -         -         -         -          -         -         -          -
 Maryland               -         -          -         -         -         -          -         -         -          -
 North Carolina         -         -          -         -         -         -          -         -         -          -
 New Jersey             -         -          -         -         -         -          -         -         -          -
 Nevada                 -         -          -         -         -         -          -         -         -          -
 New York               -         -          -         -         -         -          -         -         -          -
 Ohio                   -         -          -         -         -         -          -         -         -          -
 Oregon                 -         -          -         -         -         -          -         -         -          -
 Pennslyvania           -         -          -         -         -         -          -         -         -          -
 Texas                  -         -          -         -         -         -          -         -         -          -
 Utah                   -         -          -         -         -         -          -         -         -          -
 Washington        10,219     5,948     16,167     8,226     8,400     6,044     22,670     6,617     6,200     12,817
 Canada
                ------------------------------ ---------------------------------------- ------------------------------
 Total          1,444,296 1,215,401  2,659,696 1,148,754 1,419,800 1,161,955  2,568,554 1,178,777 1,238,772  2,417,549
                ============================== ======================================== ==============================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.











                                                     Schedule: MOR-7 (continued)

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   MAY  2003                                          UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 3 OF 3

               -------------------------------- ----------------------------------------- ---------------------
                EMPLOYEE PAYROLL TAXES WITHHELD    EMPLOYER PAYROLL TAXES CONTRIBUTIONS    DATE TAXES REMITTED
               -------------------------------- ----------------------------------------- ---------------------
JURISDICTION     5/09/03    5/23/03     Total     5/09/03    5/23/03        Total           5/09/03    5/23/03
-------------  ---------- ---------- ---------- ---------- ---------- ------------------- ---------------------

Federal          136,197    152,101    288,298          -          -                -       5/9/2003  5/23/2003
EIC                  (54)       (54)      (108)         -          -                -       5/9/2003  5/23/2003
Social Security   67,210     67,858    135,068     67,210     67,858          135,068       5/9/2003  5/23/2003
Medicare          16,545     17,417     33,962     16,545     17,417           33,961       5/9/2003  5/23/2003
FUTA                                         -        545        405              950       5/9/2003  5/23/2003
California         1,370      1,971      3,342          -          -                -       5/9/2003  5/23/2003
Colorado             112        227        339          -          -                -       5/9/2003  5/23/2003
Florida                                      -          -          -                -
Georgia            1,935      2,004      3,940          -          -                -       5/9/2003  5/23/2003
Indiana               89        228        317          -          -                -       5/9/2003  5/23/2003
Massachusetts        124        324        448          -          -                -       5/9/2003  5/23/2003
Maryland                                     -          -          -                -
North Carolina       121        246        367          -          -                -       5/9/2003  5/23/2003
New Jersey           121        259        380          -          -                -       5/9/2003  5/23/2003
Nevada                                       -          -          -                -
New York             307        307        614          -          -                -       5/9/2003  5/23/2003
Ohio               2,785      3,264      6,050         71         72              142       5/9/2003  5/23/2003
Oregon            57,709     57,507    115,216     17,599     16,289           33,889       5/9/2003  5/23/2003
Pennslyvania         448        653      1,101          -          -                -       5/9/2003  5/23/2003
Texas                                        -          -         45               45       5/9/2003  5/23/2003
Utah                 270        553        823          3          5                7       5/9/2003  5/23/2003
Washington             -          -          -          -          -                -
Canada             2,035      1,844      3,879        244        244              488       5/7/2003  5/21/2003

              --------------------------------- ---------- ---------- -------------------
                 287,325    306,710    594,035    102,216    102,335          204,550
              ================================= ========== ========== ===================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.







                                                     Schedule: MOR-7 (continued)

PSC INC.                                                             -----------
CASE #:   02-15876 (SMB)                                              UNAUDITED
Reporting Period:   MAY  2003                                        -----------

SCHEDULE OF PROPERTY TAXES (MOR-8) (A)
PAGE 1 OF 2

                                                                      --------------------------------------------------------------
                                                                                            PROPERTY TAXES
                                                                      --------------------------------------------------------------
--------------------------------------------------------------------    3/29 - 4/25     ACCRUED
      Jurisdication           Location        Asset Description          EXPENSED      LIABILITY       TOTAL      PAID     DATE PAID
--------------------------------------------------------------------  -------------- -------------- ----------- --------- ----------
Boulder County            Boulder, CO      Tooling (scrapped in 2001)                                      -
Orange County             Santa Ana, CA    Tooling                                                         -
Miami Dade County         Miami, CA        office furniture/equip                                          -
Citicorp Vendor Finance   Philadelphia, PA 2 photo copiers                                                 -
GE Capital                Pasadena, CA     14 Sharp photo copiers                                          -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Clark County              Vancouver, WA    Tooling                                        7,766        7,766
                          Vancouver, WA    Refund of Prior Payments                                        -
Nielsen Family PartnershipEugene, OR       Building Rent                                                   -
Spokane County            Spokane, WA                                                                      -
Sonoma County             Sonoma, CA                                                                       -
Lane County               Eugene, OR       various asset classes            27,102      (27,102)          (0)
Multnomah County          Portland, OR     office furniture/equip                                          -

                                                                      ----------------------------------------------------
TOTAL                                                                       27,102      (19,336)       7,766            0
                                                                      ====================================================




(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is April 26, 2003 to May 23, 2003.
















                                                                 Schedule: MOR-8

PSC INC.                                                             -----------
CASE #:   02-15876 (SMB)                                              UNAUDITED
Reporting Period:   MAY  2003                                        -----------

SCHEDULE OF PROPERTY TAXES (MOR-8) (A)
PAGE 2 OF 2

                                                                      --------------------------------------------------------------
                                                                                            PROPERTY TAXES
                                                                      --------------------------------------------------------------
--------------------------------------------------------------------    4/25 - 5/23     ACCRUED
      Jurisdication           Location        Asset Description          EXPENSED      LIABILITY       TOTAL      PAID     DATE PAID
--------------------------------------------------------------------  -------------- -------------- ----------- --------- ----------
Boulder County            Boulder, CO      Tooling (scrapped in 2001)                                      -
Orange County             Santa Ana, CA    Tooling                                                         -
Miami Dade County         Miami, CA        office furniture/equip                                          -
Citicorp Vendor Finance   Philadelphia, PA 2 photo copiers                                                 -
GE Capital                Pasadena, CA     14 Sharp photo copiers                                          -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Clark County              Vancouver, WA    Tooling                                        7,766        7,766        7,766  04/29/03
                          Vancouver, WA    Refund of Prior Payments                                        -
Nielsen Family PartnershipEugene, OR       Building Rent                                                   -
Spokane County            Spokane, WA                                          826                       826          826  04/29/03
Sonoma County             Sonoma, CA                                                                       -
Lane County               Eugene, OR       various asset classes            27,102       69,895       96,996       96,996  05/09/03
Multnomah County          Portland, OR     office furniture/equip                                          -

                                                                      ----------------------------------------------------
TOTAL                                                                       27,928       69,895       97,823      105,589
                                                                      ====================================================




(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is April 26, 2003 to May 23, 2003.
















                                                     Schedule: MOR-8 (continued)

PSC INC.
CASE #:   02-15876 (SMB)                                             -----------
REPORTING PERIOD:   MAY  2003                                         UNAUDITED
                                                                     -----------
SCHEDULE OF INCOME TAXES (MOR-9) (A)


                               ----------------------------------------------- -----------------------------------------------
                                 TAX    TAX      TAX      TAX      4/25/2003     TAX    TAX      TAX      TAX      5/23/2003
                               REFUNDS  DUE    WITHHELD PAYMENTS TAX LIABILITY REFUNDS  DUE    WITHHELD PAYMENTS TAX LIABILITY
                               ------- ------- -------- -------- ------------- ------- ------- -------- -------- -------------
Federal Income Tax                  -       -        -        -             -       -       -        -        -             -

State Income Tax                    -       -        -        -             -       -       -        -        -             -
     Pennsalvania Refund            -       -        -        -             -       -       -        -        -             -
     NY State Refund                -       -        -        -             -       -       -        -        -             -
     Michigan State Tax Refund      -       -        -        -             -       -       -        -        -             -
     Portland License Fee           -       -        -        -             -       -       -        -        -             -
     Accrued State Income Tax          50,000        -        -       425,000               -        -        -       425,000

Foreign Income Tax                  -       -        -        -             -       -       -        -        -             -



                               ----------------------------------------------- -----------------------------------------------
TOTAL                               -  50,000        -        -       425,000       -       -        -        -       425,000
                               =============================================== ===============================================



(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003. The May reporting period is April 26, 2003 to May 23, 2003.



















                                                                 Schedule: MOR-9

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MAY 2003
$ AMOUNTS IN THOUSANDS

SCHEDULE OF ACCOUNTS RECEIVABLE (MOR-10)

                                      ----------------  ----------------  ----------------  ----------------  ----------------
                                         UNAUDITED         UNAUDITED         UNAUDITED         UNAUDITED         UNAUDITED
                                      ----------------  ----------------  ----------------  ----------------  ----------------
                                          January 2003     February 2003     March 2003        April 2003         May 2003
                                      ----------------  ----------------  ----------------  ----------------  ----------------
US                                             15,668            15,369            14,454            14,320            12,818
Europe                                         13,253            14,347            15,571            16,938            16,063
Asia                                            1,908             1,585             1,336             1,651             1,758
                                      ----------------  ----------------  ----------------  ----------------  ----------------
Total Accounts Receivable                      30,829            31,301            31,361            32,909            30,639
Allowance For Doubtful Accounts                  (647)             (676)             (705)             (519)             (562)
                                      ----------------  ----------------  ----------------  ----------------  ----------------
    Net Accounts Receivable                    30,182            30,625            30,656            32,390            30,077
                                      ================  ================  ================  ================  ================



































                                                                Schedule: MOR-10

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  MAY 2003

Debtor Questionnaire (MOR-11)
                                                                    April 2003
---------------------------------------------------------------- ---------------
Must be completed each month                                      Yes        No
---------------------------------------------------------------- ---------------
1.  Have any assets been sold or transferred outside the                      X
    normal course of business this period? If yes, provide an explantion below.

2.  Have any funds been disbursed for any account other                       X
    than a debtor in possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?            X
    If no, provide an explanation below.

4.  Are workers compensation and general liability and other        X
    necessary insurance coverages in effect? If no, provide an explanation below.

5)  All insurance policies are fully paid for the current period.   X

6)  All amounts relating to workers compensation and                X
    disability insurance have been paid for the current period.






























                                                                Schedule: MOR-11

                                                                Schedule: MOR-12
PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MAY, 2003

NOTES TO FINANCIALS

1.  THE COMPANY

The accompanying financial statements are comprised of the accounts of PSC Inc. (a New York corporation) (the Company) and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain schedules have been provided to provide direct cash receipts and disbursement information that relates solely to the debtors.

On November 22, 2002, PSC Inc. and PSC Scanning, Inc. (both US corporations) (the debtors) filed for protection from creditors under Chapter 11, of the US Bankruptcy Code. The Company filed a Plan of Reorganization outlining its anticipated treatment of various creditor classes on the same date. At the time of the filing, the debtors had negotiated a Debtor-In-Possession financing arrangement (DIP financing) to provide up to $20 million in working capital for the period of reorganization, subject to certain performance covenants. This DIP financing was subsequently approved by the Bankruptcy Court. As of April, 2003, the Company was in compliance with all performance covenants.

2.       SUMMARY OF SIGNIFIGANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to revenue recognition, bad debts, inventories, warranty obligations, and income taxes. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies and the related judgments and estimates affect the preparation of our consolidated financial statements.

The Company reports its results from operations on a fiscal month reporting basis. As such, the first and second month of each quarter is a 4-week month and the third month of each quarter is a 5-week month. At yearend, the last month of the year is extended or reduced so that the year end falls on the last day of the calendar year. Management believes that this reporting policy facilitates effective management of the business. However, for monthly reporting purposes, comparability of monthly results can be affected by the differences in the length of the reporting period.

REVENUE RECOGNITION. Our policy is to recognize revenue upon delivery of our products to our customers and the fulfillment of all contractual terms and conditions, pursuant to the guidance provided by Staff



                                                                Schedule: MOR-12

Accounting  Bulletin No. 101, Revenue  Recognition in Financial  Statements (SAB
101), issued by the Securities and Exchange Commission.

Revenue related to the sales of the Company's scanning products is generally recognized when products are shipped or services are rendered, the risk of loss has passed to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. Some distributors and dealer agreements allow for return of product and/or price protection under certain conditions within limited time periods. The Company maintains a reserve for sales returns and price adjustments based on historical experience and other qualitative factors. Estimated sales returns and price protection amounts are reserved for against revenue in the month in which it is recognized. These estimates have not differed materially from actual results. Service and maintenance sales are recognized over the contract term.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. Our policy is to maintain allowances for estimated losses resulting from the inability of our customers to make required payments. Credit limits are established through a process of reviewing the financial history and stability of each customer. Where appropriate, we obtain credit rating reports and financial statements of the customer when determining or modifying their credit limits. We regularly evaluate the collectibility of our trade receivable balances based on a combination of factors. When a customer's account balance becomes past due, we initiate dialogue with the customer to determine the cause. If it is determined that the customer will be unable to meet its financial obligation to us, such as in the case of a bankruptcy filing, deterioration in the customer's operating results or financial position or other material events impacting their business, we record a specific allowance to reduce the related receivable to the amount we expect to recover given all information presently available.

We also record an allowance for all other customers based on certain other factors including the length of time the receivables are past due and historical collection experience with individual customers. If the financial conditions of those customers were to deteriorate, however, resulting in their inability to make payments, we may need to record additional allowances, which would result in additional selling, general and administrative expenses being recorded for the period in which such determination was made.

INVENTORY RESERVES. As a designer and manufacturer of bar code verification products, we are exposed to a number of economic and industry factors that could result in portions of our inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in our markets, our ability to meet changing customer requirements, competitive pressures in products and prices, and the availability of key components from our suppliers. Our policy is to establish inventory reserves when conditions exist that suggest that our inventory may be in excess of anticipated demand, or is obsolete based upon our assumptions about future demand for our products and market conditions. We regularly evaluate the ability to realize the value of our inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage avenues are explored within these processes to mitigate inventory exposure. When recorded, our reserves are intended to reduce the carrying value of our inventory to its net realizable value.

PRODUCT WARRANTIES. Our products are sold with warranty provisions that require us to remedy deficiencies in quality or performance of our products over a specified period of time at no cost to our customers. Our policy is to establish warranty reserves at levels that represent our estimate of the costs that will be

                                                    Schedule: MOR-12 (continued)
incurred to fulfill those warranty requirements at the time that revenue is recognized. We believe that our recorded liability at April 25, 2003, is adequate to cover our future cost of materials, labor and overhead for the servicing of our products sold through that date. If actual product failures, or material or service delivery costs differ from our estimates, our warranty liability would need to be revised accordingly.

INCOME TAXES. The Company has recorded a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. The Company has assessed the valuation allowance based upon our estimate of future taxable income covering a relatively short time horizon given the volatility in the markets we serve and our historic operating results. External market data is considered in this evaluation. The availability of tax planning strategies to utilize our recorded deferred tax assets is also considered.

DEBT. Prepetition senior secured and subordinated unsecured debt was acquired from the Company's prior lenders by affiliates of Littlejohn & Co., LLC (Littlejohn), a private investment firm based in Greenwich, Connecticut. Littlejohn makes control equity investments in mid-sized companies that can benefit from operational or financial restructuring. Immediately following the debt purchase, and agreement with the terms of an arrangement between Littlejohn and the Company, the debtors filed a petition from protection from creditors under Chapter 11 of the US Bankruptcy Code. Simultaneously with the filing of the bankruptcy petition, the debtors also filed a Plan of Reorganization (the
Plan) which, among other provisions, contemplates that most pre-petition debt will be converted to equity upon confirmation of the Plan.

As an integral part of the arrangement between Littlejohn and the Company, a DIP financing arrangement was agreed upon, to provide working capital financing during the period of reorganization, for amounts up to $20 million. The DIP financing arrangement provides that the Company maintain certain financial and non-financial performance covenants, including minimum revenue, cash receipts and cash disbursements results and well as cash flow and EBITDA performance measurements. In addition, there are certain non-financial performance measures related to progressing efficiently through the reorganization process. The DIP financing arrangement expires on June 30, 2003.

GOODWILL. In November 2002, in conjunction with the filing of the Chapter 11 reorganization, all goodwill was determined to be impaired. The write-off resulted in a charge of $63 million recorded in November 2002.


















                                                    Schedule: MOR-12 (continued)